Exhibit 99.2

FINANCIAL SUPPLEMENT
FOURTH QUARTER AND FULL YEAR 2018

Forward-Looking Statements

Certain statements in this report, including information incorporated by reference, are “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995 ("PSLRA"). The PSLRA provides a safe harbor under the Securities Act of 1933 and the Securities Exchange Act of 1934 for forward-looking statements. These statements relate to our intentions, beliefs, projections, estimations, or forecasts of future events or our future financial performance and involve known and unknown risks, uncertainties, and other factors that may cause our or our industry’s actual results, levels of activity, or performance to be materially different from those expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by use of words such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “target,” “project,” “intend,” “believe,” “estimate,” “predict,” “potential,” “pro forma,” “seek,” “likely,” or “continue” or other comparable terminology. These statements are only predictions, and we can give no assurance that such expectations will prove to be correct. We undertake no obligation, other than as may be required under the federal securities laws, to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Factors that could cause our actual results to differ materially from those projected, forecasted, or estimated by us in forward-looking statements, include, but are not limited to:

▪	difficult conditions in global capital markets and the economy;

▪	deterioration in the public debt and equity markets and private investment marketplace that could lead to investment losses and fluctuations in interest rates;

▪	ratings downgrades could affect investment values and, therefore, statutory surplus;

▪	the adequacy of our loss reserves and loss expense reserves;

▪
the frequency and severity of natural and man-made catastrophic events, including, but not limited to, hurricanes, tornadoes, windstorms, earthquakes, hail, terrorism, explosions, severe winter weather, floods, and fires;

▪	adverse market, governmental, regulatory, legal, or judicial conditions or actions;

▪	the concentration of our business in the Eastern Region;

▪	the cost and availability of reinsurance;

▪	our ability to collect on reinsurance and the solvency of our reinsurers;

▪	the impact of changes in U.S. trade policies and imposition of tariffs on imports that may lead to higher than anticipated inflationary trends for our loss and loss adjustment expenses;

▪	uncertainties related to insurance premium rate increases and business retention;

▪	changes in insurance regulations that impact our ability to write and/or cease writing insurance policies in one or more states;

▪	recent federal financial regulatory reform provisions that could pose certain risks to our operations;

▪	our ability to maintain favorable ratings from rating agencies, including A.M. Best, Standard & Poor’s, Moody’s, and Fitch;

▪	our entry into new markets and businesses; and

▪
other risks and uncertainties we identify in filings with the United States Securities and Exchange Commission, including, but not limited to, our Annual Report on Form 10-K and other periodic reports.

These risk factors may not be exhaustive. We operate in a continually changing business environment, and new risk factors emerge from time-to-time. We can neither predict such new risk factors nor can we assess the impact, if any, of such new risk factors on our businesses or the extent to which any factor or combination of factors may cause actual results to differ materially from those expressed or implied in any forward-looking statements in this report. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this report might not occur.

Selective’s SEC filings can be accessed through the Investors page of Selective’s website, www.Selective.com, or through the SEC’s EDGAR Database at www.sec.gov (Selective EDGAR CIK No. 0000230557).

Selective Insurance Group, Inc. & Consolidated Subsidiaries

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED FINANCIAL HIGHLIGHTS
(Unaudited)

	Quarter ended						Year-to-date
	Dec. 31,		Sep. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
($ and shares in millions, except per share data)	2018		2018	2018	2018	2017	2018	2017

For Period Ended
Gross premiums written	$676.6		759.9	759.9	720.5	642.3	2,916.9	2,760.1
Net premiums written	582.8		651.7	655.2	624.6	553.8	2,514.3	2,370.6
Change in net premiums written, from comparable prior year period	5%		8	7	4	8	6	6

Underwriting income, before-tax	$45.4		33.0	38.0	4.7	42.4	121.2	154.3
Net investment income earned, before-tax	54.1		52.4	45.6	43.2	42.6	195.3	161.9
Net realized and unrealized investment (losses) gains, before-tax*	(37.9)		(4.8)	(1.7)	(10.5)	(1.1)	(54.9)	6.4

Net income	$45.8		55.4	58.8	18.9	30.2	178.9	168.8
Non-GAAP operating income**	72.0		59.2	60.1	27.3	51.2	218.6	184.9

At Period End
Total assets	7,952.7		7,986.8	7,705.7	7,659.9	7,686.4	7,952.7	7,686.4
Total invested assets	5,960.7		5,861.1	5,665.6	5,678.6	5,685.2	5,960.7	5,685.2
Stockholders' equity	1,791.8		1,738.5	1,698.2	1,659.8	1,713.0	1,791.8	1,713.0
Shares outstanding	58.9		58.9	58.8	58.7	58.5	58.9	58.5

Per Share and Share Data
Net income per diluted share	$0.76		0.93	0.99	0.32	0.51	3.00	2.84
Non-GAAP operating income per diluted share**	1.20		0.99	1.01	0.46	0.86	3.66	3.11

Weighted average diluted shares outstanding	59.8		59.7	59.6	59.6	59.5	59.7	59.4

Book value per share	$30.40		29.52	28.86	28.25	29.28	30.40	29.28

Dividends paid per share	0.20		0.18	0.18	0.18	0.18	0.74	0.66

Financial Ratios
Loss and loss expense ratio	58.7%		61.7	60.5	65.0	57.8	61.5	58.7
Underwriting expense ratio	33.7		32.5	32.9	33.8	34.7	33.2	34.4
Dividends to policyholders ratio	0.3		0.4	0.3	0.4	0.3	0.3	0.2
GAAP combined ratio	92.7%		94.6	93.7	99.2	92.8	95.0	93.3

Annualized ROE	10.4		12.9	14.0	4.5	7.1	10.2	10.4

Annualized non-GAAP operating ROE**	16.3		13.8	14.3	6.5	12.0	12.5	11.4

Debt to total capitalization	19.7		20.2	20.6	22.9	20.4	19.7	20.4

Net premiums written to policyholders' surplus	1.4	x	1.4x	1.4x	1.4x	1.4x	1.4x	1.4x

Invested assets per dollar of stockholders' equity	$3.33		3.37	3.34	3.42	3.32	3.33	3.32

*	Refer to Page 2 for components of realized and unrealized investment losses and gains.
** Non-GAAP measure. Refer to Page 14 for definition.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Quarter ended					Year-to-date
	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
($ and shares in millions, except per share data)	2018	2018	2018	2018	2017	2018	2017

Revenues
Net premiums earned	$625.3	614.3	604.8	591.8	590.1	2,436.2	2,291.0
Net investment income earned	54.1	52.4	45.6	43.2	42.6	195.3	161.9
Net realized and unrealized (losses) gains:
Net realized investment (losses) gains on disposals	(23.0)	(0.8)	—	4.7	(1.0)	(19.0)	11.2
Other-than-temporary impairments	(1.1)	(1.4)	(2.8)	(1.2)	(0.1)	(6.6)	(4.8)
Unrealized (losses) gains on equity securities	(13.8)	(2.6)	1.1	(14.1)	—	(29.4)	—
Total net realized and unrealized (losses) gains	(37.9)	(4.8)	(1.7)	(10.5)	(1.1)	(54.9)	6.4
Other income	1.5	2.5	3.2	2.2	2.2	9.4	10.7
Total revenues	643.0	664.5	651.9	626.7	633.7	2,586.1	2,470.0

Expenses
Loss and loss expense incurred	367.7	379.2	366.3	384.9	341.5	1,498.1	1,345.1
Amortization of deferred policy acquisition costs	126.8	124.5	122.7	121.1	119.2	495.0	469.2
Other insurance expenses	87.0	80.1	81.0	83.2	89.3	331.3	333.1
Interest expense	6.1	6.1	6.1	6.2	6.1	24.4	24.4
Corporate expenses	3.4	7.5	3.3	11.3	9.6	25.4	36.3
Total expenses	590.9	597.3	579.4	606.8	565.6	2,374.4	2,208.0

Income before federal income taxes	52.1	67.1	72.5	19.9	68.2	211.7	262.0
Federal income tax expense	6.4	11.7	13.7	1.0	37.9	32.8	93.1

Net Income	$45.8	55.4	58.8	18.9	30.2	178.9	168.8

Net realized and unrealized investment losses (gains), after tax*	26.2	3.8	1.3	8.3	0.7	39.6	(4.1)

Tax reform impact - deferred tax write-off*	—	—	—	—	20.2	—	20.2

Non-GAAP operating income**	$72.0	59.2	60.1	27.3	51.2	218.6	184.9

Weighted average shares outstanding (diluted)	59.8	59.7	59.6	59.6	59.5	59.7	59.4

Net income per share (diluted)	$0.76	0.93	0.99	0.32	0.51	3.00	2.84

Non-GAAP operating income per share (diluted)**	$1.20	0.99	1.01	0.46	0.86	3.66	3.11

*	Amounts are provided to reconcile net income to non-GAAP operating income.
** Non-GAAP measure. Refer to Page 14 for definition.

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED BALANCE SHEETS
(Unaudited)

	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,
($ in millions, except per share data)	2018	2018	2018	2018	2017

ASSETS
Investments
Fixed income securities, held-to-maturity, at carrying value	$37.1	44.6	42.0	41.6	42.1
Fixed income securities, available-for-sale, at fair value	5,273.1	5,190.2	5,137.7	5,141.6	5,162.5
Equity securities, at fair value	147.6	157.9	176.6	168.8	182.7
Short-term investments	323.9	304.6	164.1	183.0	165.6
Other investments	178.9	163.9	145.2	143.6	132.3
Total investments	5,960.7	5,861.1	5,665.6	5,678.6	5,685.2
Cash	0.5	0.4	4.9	0.7	0.5
Restricted cash	16.4	12.4	11.6	16.3	44.2
Interest and dividends due or accrued	41.6	41.0	41.0	42.0	40.9
Premiums receivable, net of allowance	770.5	826.9	821.2	766.3	747.0
Reinsurance recoverable, net of allowance	549.2	603.8	545.0	560.9	594.8
Prepaid reinsurance premiums	157.7	167.1	157.6	151.4	153.5
Current federal income tax	—	—	—	0.2	3.2
Deferred federal income tax	53.5	52.3	51.6	48.2	32.0
Property and equipment, net of accumulated depreciation and amortization	65.2	64.2	62.7	62.0	64.0
Deferred policy acquisition costs	252.6	258.0	248.5	239.3	235.1
Goodwill	7.8	7.8	7.8	7.8	7.8
Other assets	76.9	91.5	88.3	86.2	78.2
Total assets	$7,952.7	7,986.8	7,705.7	7,659.9	7,686.4

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Reserve for loss and loss expense	$3,893.9	3,925.2	3,804.4	3,792.1	3,771.2
Unearned premiums	1,431.9	1,483.8	1,436.9	1,380.3	1,349.6
Short-term debt	—	—	—	55.0	—
Long-term debt	439.5	439.4	439.3	439.2	439.1
Current federal income tax	1.3	12.1	5.1	—	—
Accrued salaries and benefits	116.7	95.4	85.4	90.5	131.9
Other liabilities	277.6	292.4	236.5	243.1	281.6
Total liabilities	$6,160.9	6,248.2	6,007.5	6,000.2	5,973.5

Stockholders' Equity
Preferred stock of $0 par value per share	$—	—	—	—	—
Common stock of $2 par value per share	205.7	205.6	205.5	205.3	204.6
Additional paid-in capital	390.3	385.5	381.6	375.2	367.7
Retained earnings	1,858.4	1,824.6	1,779.9	1,731.8	1,698.6
Accumulated other comprehensive (loss) income	(78.0)	(92.6)	(84.5)	(68.2)	20.2
Treasury stock, at cost	(584.7)	(584.5)	(584.4)	(584.2)	(578.1)
Total stockholders' equity	$1,791.8	1,738.5	1,698.2	1,659.8	1,713.0
Commitments and contingencies

Total liabilities and stockholders' equity	$7,952.7	7,986.8	7,705.7	7,659.9	7,686.4

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

FINANCIAL METRICS
(Unaudited)

	Quarter ended					Year-to-date
	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
($ and shares in millions, except per share data)	2018	2018	2018	2018	2017	2018	2017

Book value per share
Stockholders' equity	$1,791.8	1,738.5	1,698.2	1,659.8	1,713.0	1,791.8	1,713.0
Common shares issued and outstanding, at period end	58.9	58.9	58.8	58.7	58.5	58.9	58.5
Book value per share	$30.40	29.52	28.86	28.25	29.28	30.40	29.28
Book value per share excluding unrealized gain or loss on fixed income securities	30.36	29.88	29.08	28.19	28.34	30.36	28.34

Financial results (after-tax)
Underwriting income	35.9	26.1	30.0	3.7	27.5	95.7	100.3
Net investment income	44.2	42.9	37.6	35.8	31.2	160.5	118.5
Interest expense	(4.8)	(4.8)	(4.8)	(4.9)	(4.0)	(19.3)	(15.8)
Corporate expense	(3.3)	(4.9)	(2.7)	(7.4)	(3.6)	(18.4)	(18.1)
Net realized and unrealized investment (losses) gains*	(26.2)	(3.8)	(1.3)	(8.3)	(0.7)	(39.6)	4.1
Tax reform impact - deferred tax write-off	—	—	—	—	(20.2)	—	(20.2)
Total after-tax net income	45.8	55.4	58.8	18.9	30.2	178.9	168.8

Return on average equity
Insurance segments	8.1%	6.1	7.2	0.9	6.5	5.5	6.2
Net investment income	10.0	10.0	9.0	8.5	7.3	9.2	7.3
Interest expense	(1.1)	(1.1)	(1.2)	(1.2)	(0.9)	(1.1)	(1.0)
Corporate expense	(0.7)	(1.2)	(0.7)	(1.7)	(0.9)	(1.1)	(1.1)
Net realized and unrealized investment (losses) gains, net of tax	(5.9)	(0.9)	(0.3)	(2.0)	(0.2)	(2.3)	0.2
Tax reform impact - deferred tax write-off	—	—	—	—	(4.7)	—	(1.2)
Annualized ROE	10.4	12.9	14.0	4.5	7.1	10.2	10.4
Net realized and unrealized losses (gains), net of tax**	5.9	0.9	0.3	2.0	0.2	2.3	(0.2)
Tax reform impact - deferred tax write-off**	—	—	—	—	4.7	—	1.2
Annualized Non-GAAP Operating ROE***	16.3%	13.8	14.3	6.5	12.0	12.5	11.4

Debt and total capitalization
Notes payable:
1.61% Borrowings from FHLBNY	$25.0	25.0	25.0	25.0	25.0	25.0	25.0
1.56% Borrowings from FHLBNY	25.0	25.0	25.0	25.0	25.0	25.0	25.0
1.98% Borrowings from FHLBNY	—	—	—	55.0	—	—	—
3.03% Borrowings from FHLBI	60.0	60.0	60.0	60.0	60.0	60.0	60.0
7.25% Senior Notes	49.7	49.7	49.7	49.7	49.7	49.7	49.7
6.70% Senior Notes	99.1	99.1	99.0	99.0	99.0	99.1	99.0
5.875% Senior Notes	180.8	180.7	180.6	180.5	180.4	180.8	180.4
Total debt	439.5	439.4	439.3	494.2	439.1	439.5	439.1
Stockholders' equity	1,791.8	1,738.5	1,698.2	1,659.8	1,713.0	1,791.8	1,713.0
Total capitalization	$2,231.3	2,178.0	2,137.5	2,154.0	2,152.1	2,231.3	2,152.1
Ratio of debt to total capitalization	19.7%	20.2	20.6	22.9	20.4	19.7	20.4

Policyholders' surplus	$1,769.0	1,737.4	1,708.3	1,673.8	1,672.9	1,769.0	1,672.9

*	Refer to Page 2 for components of realized and unrealized investment losses and gains.
**	Amounts are provided to reconcile annualized ROE to annualized non-GAAP operating ROE.
*** Non-GAAP measure. Refer to Page 14 for definition.

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED INSURANCE OPERATIONS
STATEMENT OF OPERATIONS
(Unaudited)

	Quarter ended						Year-to-date
	Dec. 31,		Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
($ in millions)	2018		2018	2018	2018	2017	2018	2017

Underwriting results
Net premiums written	$582.8		651.7	655.2	624.6	553.8	2,514.3	2,370.6
Change in net premiums written, from comparable prior year period	5%		8	7	4	8	6	6

Net premiums earned	$625.3		614.3	604.8	591.8	590.1	2,436.2	2,291.0
Losses and loss expenses incurred	367.7		379.2	366.3	384.9	341.5	1,498.1	1,345.1
Net underwriting expenses incurred	210.5		199.8	198.9	199.7	204.5	808.9	787.0
Dividends to policyholders	1.7		2.3	1.6	2.4	1.8	8.0	4.6
GAAP underwriting gain	$45.4		33.0	38.0	4.7	42.4	121.2	154.3

Catastrophe losses	$15.2		28.1	18.7	26.0	2.0	88.0	67.3
(Favorable) prior year casualty reserve development	(17.5)		(12.0)	(4.0)	(8.0)	(10.0)	(41.5)	(48.6)

Underwriting ratios
Loss and loss expense ratio	58.7%		61.7	60.5	65.0	57.8	61.5	58.7
Underwriting expense ratio	33.7		32.5	32.9	33.8	34.7	33.2	34.4
Dividends to policyholders ratio	0.3		0.4	0.3	0.4	0.3	0.3	0.2
Combined ratio	92.7%		94.6	93.7	99.2	92.8	95.0	93.3

Catastrophe losses	2.4	pts	4.6	3.1	4.4	0.3	3.6	2.9
(Favorable) prior year casualty reserve development	(2.8)	pts	(2.0)	(0.7)	(1.4)	(1.7)	(1.7)	(2.1)
Combined ratio before catastrophe losses	90.3%		90.0	90.6	94.8	92.5	91.4	90.4

Combined ratio before catastrophe losses and prior year casualty development	93.1		92.0	91.3	96.2	94.2	93.1	92.5

Other Statistics
Non-catastrophe property losses	$83.0		89.8	82.9	105.7	87.1	361.5	303.7
Non-catastrophe property losses	13.3	pts	14.6	13.7	17.9	14.8	14.8	13.3
Direct new business	$129.8		135.7	137.2	128.1	117.6	530.8	509.5

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

STANDARD COMMERCIAL LINES
STATEMENT OF OPERATIONS AND SUPPLEMENTAL DATA
(Unaudited)

	Quarter ended						Year-to-date
	Dec. 31,		Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
($ in millions)	2018		2018	2018	2018	2017	2018	2017

Underwriting results
Net premiums written	$449.4		502.3	514.9	509.1	424.2	1,975.7	1,858.7
Change in net premiums written, from comparable prior year period	6%		6	8	5	8	6	6

Net premiums earned	$489.8		481.1	476.0	465.4	461.2	1,912.2	1,788.5
Losses and loss expenses incurred	282.5		291.1	273.9	293.5	258.8	1,141.0	1,008.2
Net underwriting expenses incurred	170.6		161.3	159.5	162.6	163.8	654.1	626.2
Dividends to policyholders	1.7		2.3	1.6	2.4	1.8	8.0	4.6
GAAP underwriting gain	$35.0		26.3	41.0	6.8	36.9	109.1	149.5

Catastrophe losses	$12.3		22.1	10.1	19.8	1.9	64.3	40.0
(Favorable) prior year casualty reserve development	(22.0)		(18.0)	(10.0)	(8.0)	(13.0)	(58.0)	(66.6)

Underwriting ratios
Loss and loss expense ratio	57.8%		60.5	57.6	63.0	56.1	59.7	56.3
Underwriting expense ratio	34.8		33.5	33.5	35.0	35.5	34.2	35.0
Dividends to policyholders ratio	0.3		0.5	0.3	0.5	0.4	0.4	0.3
Combined ratio	92.9%		94.5	91.4	98.5	92.0	94.3	91.6

Catastrophe losses	2.5	pts	4.6	2.1	4.3	0.4	3.4	2.2
(Favorable) prior year casualty reserve development	(4.5)		(3.7)	(2.1)	(1.7)	(2.8)	(3.0)	(3.7)
Combined ratio before catastrophe losses	90.4%		89.9	89.3	94.2	91.6	90.9	89.4

Combined ratio before catastrophe losses and prior year casualty development	94.9		93.6	91.4	95.9	94.4	93.9	93.1

Other Statistics
Non-catastrophe property losses	$57.6		60.1	57.0	70.8	57.9	245.5	204.9
Non-catastrophe property losses	11.8	pts	12.5	12.0	15.2	12.5	12.8	11.5
Direct new business	$91.8		90.4	101.1	97.9	83.8	381.2	368.2
Renewal pure price increases	3.4%		3.7	3.5	3.2	2.9	3.5	2.9
Retention	83%		84	84	85	84	83	83

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

STANDARD COMMERCIAL LINES
GAAP LINE OF BUSINESS RESULTS
(Unaudited)

	Quarter Ended December 31, 2018								Quarter Ended December 31, 2017
	Commercial	Workers	General	Commercial					Commercial	Workers	General	Commercial
($ in millions)	Property	Compensation	Liability	Auto	BOP	Bonds	Other	Total	Property	Compensation	Liability	Auto	BOP	Bonds	Other	Total
Net premiums written	$78.7	67.9	144.7	119.4	26.9	7.2	4.5	449.4	75.2	69.8	133.1	107.4	26.6	7.9	4.2	424.2
Net premiums earned	84.1	80.0	158.4	127.9	26.0	8.7	4.7	489.8	79.3	81.6	146.7	115.7	25.4	8.2	4.4	461.2

Loss and loss expense ratio	53.0%	29.6	54.6	90.8	40.6	13.6	(0.7)	57.8	41.3	33.8	54.9	87.4	60.5	16.7	0.2	56.1
Underwriting expense ratio	39.7	27.6	35.2	32.9	40.6	48.9	53.1	34.8	39.6	28.5	36.3	33.0	41.0	57.8	60.1	35.5
Dividend ratio	0.1	1.8	—	0.1	—	—	—	0.3	0.1	2.0	—	—	—	—	—	0.4
Combined ratio	92.8%	59.0	89.8	123.8	81.2	62.5	52.4	92.9	81.0	64.3	91.2	120.4	101.5	74.5	60.3	92.0

Underwriting gain (loss)	$6.1	32.8	16.2	(30.5)	4.9	3.3	2.2	35.0	15.1	29.1	12.9	(23.6)	(0.4)	2.1	1.7	36.9

	Year-to-Date December 31, 2018								Year-to-Date December 31, 2017
	Commercial	Workers	General	Commercial					Commercial	Workers	General	Commercial
($ in millions)	Property	Compensation	Liability	Auto	BOP	Bonds	Other	Total	Property	Compensation	Liability	Auto	BOP	Bonds	Other	Total
Net premiums written	$342.0	316.6	639.7	518.9	104.8	34.9	18.7	1,975.7	322.3	323.3	594.8	465.6	102.5	32.5	17.7	1,858.7
Net premiums earned	329.7	317.6	616.2	493.1	103.4	34.0	18.3	1,912.2	311.9	318.0	569.2	442.8	100.3	29.1	17.2	1,788.5

Loss and loss expense ratio	62.5%	41.0	53.6	83.2	57.8	13.5	(0.3)	59.7	51.4	50.9	46.8	81.6	54.8	10.3	0.1	56.3
Underwriting expense ratio	38.3	27.4	34.9	32.4	37.2	54.4	51.0	34.2	38.4	28.1	35.9	33.2	38.1	60.5	57.8	35.0
Dividend ratio	0.2	1.9	0.1	0.1	—	—	—	0.4	(0.1)	1.6	—	(0.1)	—	—	—	0.3
Combined ratio	101.0%	70.3	88.6	115.7	95.0	67.9	50.7	94.3	89.7	80.6	82.7	114.7	92.9	70.8	57.9	91.6

Underwriting (loss) gain	$(3.2)	94.4	70.3	(77.4)	5.2	10.9	9.0	109.1	32.0	61.7	98.2	(65.3)	7.2	8.5	7.2	149.5

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

STANDARD PERSONAL LINES
STATEMENT OF OPERATIONS AND SUPPLEMENTAL DATA
(Unaudited)

	Quarter ended						Year-to-date
	Dec. 31,		Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
($ in millions)	2018		2018	2018	2018	2017	2018	2017

Underwriting results
Net premiums written	$72.7		84.7	83.9	67.9	72.8	309.3	296.8
Change in net premiums written, from comparable prior year period	—%		4	7	5	7	4	5

Net premiums earned	$77.4		77.2	75.7	74.3	74.2	304.4	289.7
Losses and loss expenses incurred	49.4		52.6	49.3	55.4	48.2	206.8	189.3
Net underwriting expenses incurred	21.6		21.4	21.6	20.3	22.5	84.9	89.3
GAAP underwriting gain (loss)	$6.3		3.2	4.8	(1.5)	3.6	12.8	11.1

Catastrophe losses	$(0.6)		5.4	5.8	6.8	0.7	17.5	16.1
Unfavorable prior year casualty reserve development	4.5		—	—	—	3.0	4.5	8.0

Underwriting ratios
Loss and loss expense ratio	63.8%		68.2	65.1	74.6	64.9	67.9	65.4
Underwriting expense ratio	28.0		27.7	28.6	27.4	30.3	27.9	30.8
Combined ratio	91.8%		95.9	93.7	102.0	95.2	95.8	96.2

Catastrophe losses	(0.8)	pts	7.1	7.7	9.2	1.0	5.7	5.6
Unfavorable prior year casualty reserve development	5.8		—	—	—	4.0	1.5	2.8
Combined ratio before catastrophe losses	92.6%		88.8	86.0	92.8	94.2	90.1	90.6

Combined ratio before catastrophe losses and prior year casualty development	86.8		88.8	86.0	92.8	90.2	88.6	87.8

Other Statistics
Non-catastrophe property losses	$21.3		24.7	19.8	25.6	20.8	91.5	76.2
Non-catastrophe property losses	27.5	pts	32.1	26.2	34.5	28.0	30.1	26.3
Direct new business	$10.7		13.1	15.9	11.8	12.7	51.5	50.9
Renewal pure price increases	4.6%		3.8	3.4	3.8	3.7	3.8	3.0
Retention	84%		85	85	85	84	84	84

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

STANDARD PERSONAL LINES
GAAP LINE OF BUSINESS RESULTS
(Unaudited)

	Quarter Ended December 31, 2018				Quarter Ended December 31, 2017
	Personal				Personal
($ in millions)	Auto	Homeowners	Other	Total	Auto	Homeowners	Other	Total
Net premiums written	$40.3	30.6	1.8	72.7	39.9	30.8	2.0	72.8
Net premiums earned	43.2	32.2	1.9	77.4	39.9	32.3	2.0	74.2

Loss and loss expense ratio	85.1%	40.8	(28.6)	63.8	84.7	43.1	22.0	64.9
Underwriting expense ratio	31.0	33.4	(134.6)	28.0	32.5	33.9	(73.1)	30.3
Combined ratio	116.1%	74.2	(163.2)	91.8	117.2	77.0	(51.1)	95.2

Underwriting (loss) gain	$(7.0)	8.3	5.0	6.3	(6.9)	7.4	3.0	3.6

	Year-to-Date December 31, 2018				Year-to-Date December 31, 2017
	Personal				Personal
($ in millions)	Auto	Homeowners	Other	Total	Auto	Homeowners	Other	Total
Net premiums written	$173.3	128.6	7.4	309.3	160.9	128.8	7.1	296.8
Net premiums earned	168.3	129.0	7.2	304.4	153.1	129.7	6.9	289.7

Loss and loss expense ratio	74.4%	63.2	(1.7)	67.9	78.2	53.1	9.6	65.4
Underwriting expense ratio	31.9	32.3	(142.6)	27.9	34.6	35.1	(134.3)	30.8
Combined ratio	106.3%	95.5	(144.3)	95.8	112.8	88.2	(124.7)	96.2

Underwriting (loss) gain	$(10.7)	5.8	17.7	12.8	(19.6)	15.3	15.4	11.1

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

EXCESS AND SURPLUS LINES
STATEMENT OF OPERATIONS AND SUPPLEMENTAL DATA
(Unaudited)

	Quarter ended						Year-to-date
	Dec. 31,		Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
($ in millions)	2018		2018	2018	2018	2017	2018	2017

Underwriting results
Net premiums written	$60.7		64.6	56.4	47.6	56.9	229.3	215.1
Change in net premiums written, from comparable prior year period	7%		27	(1)	(6)	4	7	3

Net premiums earned	$58.1		56.1	53.1	52.2	54.6	219.6	212.8
Losses and loss expenses incurred	35.8		35.5	43.1	36.0	34.5	150.3	147.6
Net underwriting expenses incurred	18.2		17.1	17.8	16.8	18.3	69.9	71.5
GAAP underwriting gain (loss)	$4.2		3.5	(7.8)	(0.6)	1.9	(0.7)	(6.3)

Catastrophe losses	$3.5		0.6	2.8	(0.6)	(0.6)	6.2	11.2
Unfavorable prior year casualty reserve development	—		6.0	6.0	—	—	12.0	10.0

Underwriting ratios
Loss and loss expense ratio	61.5%		63.2	81.2	69.0	63.0	68.5	69.4
Underwriting expense ratio	31.4		30.5	33.5	32.1	33.5	31.8	33.6
Combined ratio	92.9%		93.7	114.7	101.1	96.5	100.3	103.0

Catastrophe losses	6.0	pts	1.0	5.3	(1.2)	(1.0)	2.8	5.3
Unfavorable prior year casualty reserve development	—		10.7	11.3	—	—	5.5	4.7
Combined ratio before catastrophe losses	86.9%		92.7	109.4	102.3	97.5	97.5	97.7

Combined ratio before catastrophe losses and prior year casualty development	86.9		82.0	98.1	102.3	97.5	92.0	93.0

Other Statistics
Non-catastrophe property losses	$4.1		5.0	6.1	9.3	8.5	24.5	22.6
Non-catastrophe property losses	7.1	pts	8.9	11.5	17.8	15.5	11.2	10.6
Direct new business	$27.3		32.2	20.3	18.3	21.2	98.0	90.5
Renewal pure price increases	2.9%		4.9	5.3	5.0	3.3	4.7	5.0

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

EXCESS & SURPLUS LINES
GAAP LINE OF BUSINESS RESULTS
(Unaudited)

	Quarter Ended December 31, 2018			Quarter Ended December 31, 2017
($ in millions)	Casualty	Property	Total	Casualty	Property	Total
Net premiums written	$47.4	13.3	60.7	42.3	14.6	56.9
Net premiums earned	44.2	13.9	58.1	40.3	14.3	54.6

Loss and loss expense ratio	63.3%	55.5	61.5	63.7	61.4	63.0
Underwriting expense ratio	31.8	30.1	31.4	33.5	33.2	33.5
Combined ratio	95.1%	85.6	92.9	97.2	94.6	96.5

Underwriting gain (loss)	$2.1	2.0	4.2	1.1	0.8	1.9

	Year-to-Date December 31, 2018			Year-to-Date December 31, 2017
($ in millions)	Casualty	Property	Total	Casualty	Property	Total
Net premiums written	$174.7	54.6	229.3	158.8	56.3	215.1
Net premiums earned	164.3	55.3	219.6	157.4	55.5	212.8

Loss and loss expense ratio	71.7%	59.1	68.5	70.2	67.2	69.4
Underwriting expense ratio	31.9	31.6	31.8	33.3	34.3	33.6
Combined ratio	103.6%	90.7	100.3	103.5	101.5	103.0

Underwriting (loss) gain	$(5.8)	5.1	(0.7)	(5.5)	(0.8)	(6.3)

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED INVESTMENT INCOME
(Unaudited)

	Quarter ended					Year-to-date
	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
($ in millions)	2018	2018	2018	2018	2017	2018	2017

Net investment income
Fixed income securities
Taxable	$39.1	36.6	34.9	32.4	29.6	142.9	114.5
Tax-exempt	8.1	8.5	8.9	9.6	10.2	35.2	38.7
Total fixed income securities	47.2	45.1	43.8	42.0	39.8	178.1	153.2
Equity securities	1.9	2.1	1.8	2.0	2.0	7.8	6.4
Other investments	6.9	7.2	2.1	1.6	3.4	17.8	12.9
Short-term investments	1.5	0.9	0.6	0.5	0.5	3.5	1.5
Investment income	57.5	55.2	48.3	46.1	45.6	207.1	174.1
Investment expenses	(3.4)	(2.8)	(2.7)	(2.9)	(3.1)	(11.8)	(12.2)
Investment tax expense	(9.9)	(9.6)	(8.0)	(7.4)	(11.4)	(34.9)	(43.4)
Total net investment income, after-tax	$44.2	42.9	37.6	35.8	31.2	160.5	118.5

Net realized and unrealized capital (losses) gains
Fixed income securities	$(21.0)	(9.4)	(1.2)	(3.3)	0.4	(35.0)	6.9
Equity securities	0.7	8.7	1.2	8.0	(0.6)	18.7	4.6
Short-term investments	—	—	—	—	—	—	—
Other investments	(2.7)	—	—	—	(0.8)	(2.7)	(0.4)
Realized net (losses) gains on the disposal of securities	(23.0)	(0.7)	—	4.7	(1.0)	(19.0)	11.2
Other-than-temporary impairment losses	(1.1)	(1.4)	(2.8)	(1.2)	(0.1)	(6.6)	(4.8)
Unrealized (losses) gains on equity securities	(13.8)	(2.6)	1.1	(14.1)	—	(29.4)	—
Total net realized and unrealized capital (losses) gains recognized in net income, before-tax	$(37.9)	(4.8)	(1.7)	(10.5)	(1.1)	(54.9)	6.4

Change in unrealized gains (losses) recognized in other comprehensive income, before-tax	$29.2	(10.7)	(21.1)	(80.8)	(11.3)	(83.4)	59.9

Average investment yields
Fixed income securities, before-tax	3.6%	3.5	3.4	3.2	3.1	3.4	3.0
Fixed income securities, after-tax	2.9	2.8	2.8	2.7	2.2	2.8	2.2

Total portfolio, before-tax	3.7%	3.6	3.2	3.0	3.0	3.4	2.9
Total portfolio, after-tax	3.0	3.0	2.7	2.5	2.2	2.8	2.1

Effective tax rate on net investment income	18.3%	18.2	17.5	17.2	26.8	17.8	26.8
New money purchase rates for fixed income securities, before-tax	4.1	3.7	3.8	3.3	2.9	3.7	3.1
New money purchase rates for fixed income securities, after-tax	3.3	2.9	3.0	2.6	2.1	2.9	2.1
Effective duration of fixed income portfolio including short-term (in years)	3.6	3.7	3.9	3.8	3.7	3.6	3.7

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED COMPOSITION OF INVESTED ASSETS
(Unaudited)

	Dec. 31,		Sept. 30,		June 30,		Mar. 31,		Dec. 31,
	2018		2018		2018		2018		2017
($ in millions)	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent

Fixed income securities, at fair value	$5,311.4	89%	5,236.4	89	5,181.0	92	5,184.9	92	5,206.6	92
Equity securities, at fair value	147.6	2	157.9	3	176.6	3	168.8	3	182.7	3
Other investments	178.9	3	163.9	3	145.2	2	143.6	2	132.3	2
Short-term investments	323.9	5	304.6	5	164.1	3	183.0	3	165.6	3
Total investments	$5,961.9	100%	5,862.8	100	5,666.9	100	5,680.3	100	5,687.1	100

Fixed income portfolio, at carry value
U.S. government obligations	$121.3	2%	96.5	2	38.9	1	50.9	1	49.7	1
Foreign government obligations	23.1	—	18.0	—	18.0	—	18.2	—	18.6	—
Obligations of state and political subdivisions	1,155.9	22	1,186.8	23	1,276.2	25	1,343.3	26	1,608.2	31
Corporate securities	1,637.0	31	1,672.3	32	1,634.0	31	1,638.2	32	1,634.4	31
Collateralized loan obligations and other asset-backed securities	717.4	14	774.8	15	771.6	15	794.5	15	795.5	15
Residential mortgage-backed securities	1,128.3	10	996.8	19	989.4	19	911.5	18	714.9	14
Commercial mortgage-backed securities	527.1	21	489.5	9	451.6	9	426.6	8	383.4	7
Total fixed income securities	$5,310.2	100%	5,234.7	100	5,179.7	100	5,183.2	100	5,204.7	100

Weighted average credit quality
Investment grade credit quality	$5,186.2	98%	5,105.0	97	5,037.3	97	5,033.1	97	5,055.6	97
Non-investment grade credit quality	125.2	2	131.4	3	143.7	3	151.8	3	151.0	3
Total fixed income securities, at fair value	$5,311.4	100%	5,236.4	100	5,181.0	100	5,184.9	100	5,206.6	100

Weighted average credit quality of fixed income portfolio	AA-		AA-		AA-		AA-		AA-

Expected maturities of fixed income securities at carry value
Due in one year or less	$201.8	4%	190.5	4	194.4	4	242.8	5	326.9	6
Due after one year through five years	2,057.7	39	2,128.2	40	2,061.8	40	1,958.7	38	2,122.6	41
Due after five years through 10 years	2,869.8	54	2,769.2	53	2,740.0	53	2,745.7	53	2,518.4	48
Due after 10 years	180.9	3	146.8	3	183.5	3	236.0	5	236.8	5
Total fixed income securities	$5,310.2	100%	5,234.7	100	5,179.7	100	5,183.2	100	5,204.7	100

Alternative investments	December 31, 2018
				Current
	Number of	Original	Remaining	Market
Strategy	Funds	Commitment	Commitment	Value
Private equity	30	$202.7	93.7	84.4
Private credit	13	172.3	81.5	41.7
Real assets	10	86.5	27.1	27.9
Total	53	$461.5	202.3	153.9

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

RECONCILIATION OF NET INCOME TO NON-GAAP OPERATING INCOME AND CERTAIN OTHER NON-GAAP MEASURES
(Unaudited)

	Quarter ended					Year-to-date
	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
($ in millions, except per share data)	2018	2018	2018	2018	2017	2018	2017

Reconciliation of net income to non-GAAP operating income
Net income	$45.8	55.4	58.8	18.9	30.2	178.9	168.8
Net realized and unrealized losses (gains), before tax*	37.9	4.8	1.7	10.5	1.1	54.9	(6.4)
Tax on net realized and unrealized losses (gains)	(11.7)	(1.0)	(0.3)	(2.2)	(0.3)	(15.3)	2.2
Net realized and unrealized losses (gains), after tax	26.2	3.8	1.4	8.3	0.7	39.6	(4.1)
Tax reform impact - deferred tax write-off	—	—	—	—	20.2	—	20.2
Non-GAAP operating income	$72.0	59.2	60.1	27.3	51.2	218.6	184.9

Reconciliation of net income per diluted share to non-GAAP operating income per diluted share
Net income per diluted share	$0.76	0.93	0.99	0.32	0.51	3.00	2.84
Net realized and unrealized losses (gains), before tax*	0.63	0.08	0.03	0.18	0.02	0.92	(0.11)
Tax on net realized and unrealized losses (gains)	(0.20)	(0.02)	(0.01)	(0.04)	(0.01)	(0.26)	0.04
Net realized and unrealized losses (gains), after tax	0.44	0.06	0.02	0.14	0.01	0.66	(0.07)
Tax reform impact - deferred tax write-off	—	—	—	—	0.34	—	0.34
Non-GAAP operating income per diluted share	$1.20	0.99	1.01	0.46	0.86	3.66	3.11

Reconciliation of annualized ROE to annualized non-GAAP operating ROE
Annualized ROE	10.4%	12.9	14.0	4.5	7.1	10.2	10.4
Net realized and unrealized losses (gains), before tax*	8.6	1.1	0.4	2.5	0.3	3.1	(0.4)
Tax on net realized and unrealized losses (gains)	(2.7)	(0.2)	(0.1)	(0.5)	(0.1)	(0.8)	0.2
Net realized and unrealized losses (gains), after tax	5.9	0.9	0.3	2.0	0.2	2.3	(0.2)
Tax reform impact - deferred tax write-off	—	—	—	—	4.7	—	1.2
Annualized non-GAAP operating ROE	16.3%	13.8	14.3	6.5	12.0	12.5	11.4

Non-GAAP operating income, non-GAAP operating income per diluted share, and non-GAAP operating return on equity differ from net income, income per diluted share, and return on equity, respectively, by the exclusion of after-tax net realized and unrealized gains and losses on investments, and the deferred tax asset charge that was recognized in 2017 in relation to tax reform. They are used as important financial measures by management, analysts, and investors, because the realization of investment gains and losses on sales of securities in any given period is largely discretionary as to timing. In addition, these net realized investment gains and losses, other-than-temporary investment impairments that are charged to earnings, unrealized gains and losses on equity securities, and the deferred tax asset charge, could distort the analysis of trends. These operating measurements are not intended as a substitute for net income, income per share, or return on equity prepared in accordance with U.S. generally accepted accounting principles (GAAP). Reconciliations of net income, net income per diluted share, and return on equity to non-GAAP operating income, non-GAAP operating income per diluted share, and non-GAAP operating return on equity, respectively, are provided in the tables above.

* Refer to Page 2 for components of realized and unrealized investment losses and gains.

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

RATINGS AND CONTACT INFORMATION

Address:	As of December 31, 2018
40 Wantage Avenue		A.M. Best	Standard & Poor's	Moody's	Fitch
Branchville, NJ 07890	Financial Strength Ratings:	A	A	A2	A+

Corporate Website:	Long-Term Debt Credit Rating:	bbb+	BBB	Baa2	BBB+
www.Selective.com

Investor Contact:	REGISTRAR AND TRANSFER AGENT
Rohan Pai	EQ Shareowner Services
Senior Vice President	P.O. Box 64854
Investor Relations & Treasurer	St. Paul, MN 55164
Phone: 973-948-1364	866-877-6351
Rohan.Pai@Selective.com

Media Contact:
Jamie M. Beal
Vice President
Director of Communications
Phone: 973-948-1234
Jamie.Beal@Selective.com